Exhibit 99.3

                                    COMPMATS

GSAMP 05-S2
Run 2

Assumptions
  % of Prepayment Speed as indicated
  100% Loss Severity
  6 month lag
  To maturity
  Delinquency triggers active day one
  0% advancing

  For all other assumptions, please refer to the term sheet

  Forward Libor            Forward Libor
  Period          1 month
     1            3.100    Class M-2                               100 PPA                       65 PPA
     2            3.309    ---------                              --------------------------------------------------------------
     3            3.454                                   % of SDA                  2552.35                           2006.47
     4            3.560                                        WAL                      6.2                              9.67
     5            3.673                        Principal Writedown          1,336.96 (0.00%)                  1,355.16 (0.00%)
     6            3.766                              Writedown Mth                25-Feb-14                         25-Dec-13
     7            3.822        Total Collat Loss (Collat Maturity)    98,465,250.38 (22.03%)           114,384,819.53 (25.59%)
     8            3.944                                           --------------------------------------------------------------
     9            3.926
    10            3.980    Forward Libor + 200 bps
    11            4.041
    12            4.091    Class M-2                               100 PPA                       65 PPA
    13            4.123    ---------                              --------------------------------------------------------------
    14            4.150                                   % of SDA                   2144.21                          1602.34
    15            4.180                                        WAL                      6.46                             10.3
    16            4.214                        Principal Writedown           1,149.47 (0.00%)                 1,204.57 (0.00%)
    17            4.249                              Writedown Mth                 25-Aug-14                        25-Aug-14
    18            4.277        Total Collat Loss (Collat Maturity)     85,205,006.35 (19.06%)           95,055,784.73 (21.27%)
    19            4.293                                           --------------------------------------------------------------
    20            4.380
    21            4.319    No securities are being offered by these summary materials. If the securities described
    22            4.333    herein or other securities are ultimately offered, they will be offered only pursuant to a
    23            4.352    definitive offering circular, and prospective investors who consider purchasing any such
    24            4.367    securities should make their investment decision based only upon the information provided
    25            4.375    therein and consultation with their own advisers. This material is for your private
    26            4.380    information and we are not soliciting any action based upon it. This material is not to be
    27            4.389    construed as an offer to sell or the solicitation of any offer to buy any security in any
    28            4.399    jurisdiction where such an offer or solicitation would be illegal. This material is based
    29            4.407    on information that we consider reliable, but we do not represent that it is accurate or
    30            4.417    complete and it should not be relied upon as such. By accepting this material the
    31            4.426    recipient agrees that it will not distribute or provide the material to any other
    32            4.435    person.The information contained in this material may not pertain to any securities that
    33            4.446    will actually be sold. The information contained in this material may be based on
    34            4.455    assumptions regarding market conditions and other matters as reflected therein. We make no
    35            4.464    representations regarding the reasonableness of such assumptions or the likelihood that
    36            4.474    any of such assumptions will coincide with actual market conditions or events, and this
    37            4.487    material should not be relied upon for such purposes. We and our affiliates, officers,
    38            4.498    directors, partners and employees, including persons involved in the preparation or
    39            4.512    issuance of this material may, from time to time, have long or short positions in, and buy
    40            4.521    or sell, the securities mentioned herein or derivatives thereof (including options). This
    41            4.532    material may be filed within the Securities and Exchange Commission (the "SEC") and
    42            4.543    incorporated by reference into an effective registration statement previously filed with
    43            4.553    the SEC under Rule 415 of the Securities Act of 1933, including in cases where the

    44            4.563    material does not pertain to securities that are ultimately offered for sale pursuant to
    45            4.572    such registration statement. Information contained in this material is current as of the
    46            4.580    date appearing on this material only. Information in this material regarding the assets
    47            4.589    backing any securities discussed herein supersedes all prior information regarding such
    48            4.600    assets. Any information in the material, whether regarding the assets backing any
    49            4.609    securities discussed herein or otherwise, will be superseded by the information included
    50            4.619    in the final prospectus for any securities actually sold to you. Goldman Sachs does not
    51            4.630    provide accounting, tax or legal advice. Subject to applicable law, you may disclose any
    52            4.639    and all aspects of any potential transaction or structure described herein that are
    53            4.649    necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing
    54            4.658    any limitation of any kind.
    55            4.667
    56            4.678
    57            4.685
    58            4.693
    59            4.702
    60            4.711
    61            4.720
    62            4.729
    63            4.739
    64            4.748
    65            4.758
    66            4.766
    67            4.775
    68            4.784
    69            4.793
    70            4.800
    71            4.811
    72            4.817
    73            4.826
    74            4.835
    75            4.843
    76            4.852
    77            4.862
    78            4.871
    79            4.880
    80            4.890
    81            4.900
    82            4.909
    83            4.919
    84            4.929
    85            4.942
    86            4.950
    87            4.961
    88            4.971
    89            4.980
    90            4.989
    91            4.998
    92            5.006
    93            5.016
    94            5.022
    95            5.029
    96            5.037
    97            5.048
    98            5.057
    99            5.067
   100            5.075
   101            5.083
   102            5.092

   103            5.097
   104            5.104
   105            5.111
   106            5.115
   107            5.120
   108            5.126
   109            5.134
   110            5.141
   111            5.149
   112            5.155
   113            5.161
   114            5.168
   115            5.172
   116            5.177
   117            5.182
   118            5.185
   119            5.190
   120            5.195
   121            5.199
   122            5.204
   123            5.210
   124            5.215
   125            5.219
   126            5.224
   127            5.228
   128            5.234
   129            5.236
   130            5.240
   131            5.245
   132            5.247
   133            5.252
   134            5.256
   135            5.259
   136            5.264
   137            5.268
   138            5.272
   139            5.277
   140            5.282
   141            5.287
   142            5.290
   143            5.297
   144            5.301
   145            5.308
   146            5.314
   147            5.319
   148            5.325
   149            5.327
   150            5.333
   151            5.336
   152            5.338
   153            5.341
   154            5.342
   155            5.344
   156            5.347
   157            5.353
   158            5.355
   159            5.359
   160            5.363
   161            5.364

   162            5.367
   163            5.368
   164            5.369
   165            5.370
   166            5.368
   167            5.368
   168            5.368
   169            5.371
   170            5.371
   171            5.374
   172            5.374
   173            5.375
   174            5.376
   175            5.373
   176            5.374
   177            5.373
   178            5.369
   179            5.368
   180            5.368
   181            5.366
   182            5.368
   183            5.369
   184            5.368
   185            5.368
   186            5.369
   187            5.368
   188            5.369
   189            5.368
   190            5.367
   191            5.368
   192            5.368
   193            5.367
   194            5.366
   195            5.366
   196            5.365
   197            5.365
   198            5.363
   199            5.363
   200            5.362
   201            5.360
   202            5.359
   203            5.359
   204            5.356
   205            5.356
   206            5.355
   207            5.352
   208            5.351
   209            5.350
   210            5.348
   211            5.346
   212            5.344
   213            5.342
   214            5.339
   215            5.339
   216            5.335
   217            5.334
   218            5.331
   219            5.328
   220            5.327

   221            5.323
   222            5.321
   223            5.319
   224            5.314
   225            5.313
   226            5.310
   227            5.306
   228            5.303
   229            5.301
   230            5.296
   231            5.294
   232            5.290
   233            5.286
   234            5.284
   235            5.278
   236            5.276
   237            5.272
   238            5.267
   239            5.264
   240            5.260
   241            5.257
   242            5.252
   243            5.250
   244            5.245
   245            5.242
   246            5.239
   247            5.234
   248            5.232
   249            5.228
   250            5.224
   251            5.222
   252            5.219
   253            5.215
   254            5.213
   255            5.210
   256            5.207
   257            5.204
   258            5.201
   259            5.198
   260            5.197
   261            5.192
   262            5.190
   263            5.188
   264            5.186
   265            5.183
   266            5.181
   267            5.179
   268            5.176
   269            5.175
   270            5.171
   271            5.170
   272            5.168
   273            5.166
   274            5.163
   275            5.163
   276            5.160
   277            5.159
   278            5.157
   279            5.155

   280            5.154
   281            5.151
   282            5.151
   283            5.150
   284            5.147
   285            5.147
   286            5.144
   287            5.144
   288            5.143
   289            5.143
   290            5.140
   291            5.140
   292            5.140
   293            5.138
   294            5.138
   295            5.137
   296            5.136
   297            5.136
   298            5.134
   299            5.134
   300            5.133
   301            5.131
   302            5.128
   303            5.126
   304            5.124
   305            5.121
   306            5.120
   307            5.116
   308            5.115
   309            5.113
   310            5.110
   311            5.108
   312            5.106
   313            5.105
   314            5.103
   315            5.102
   316            5.098
   317            5.097
   318            5.096
   319            5.093
   320            5.092
   321            5.090
   322            5.088
   323            5.087
   324            5.085
   325            5.084
   326            5.082
   327            5.081
   328            5.080
   329            5.078
   330            5.076
   331            5.075
   332            5.075
   333            5.073
   334            5.071
   335            5.071
   336            5.068
   337            5.068
   338            5.068

   339            5.066
   340            5.065
   341            5.064
   342            5.063
   343            5.062
   344            5.062
   345            5.061
   346            5.059
   347            5.060
   348            5.058
   349            5.058
   350            5.057
   351            5.057
   352            5.057
   353            5.055
   354            5.055
   355            5.055
   356            5.054
   357            5.054
   358            5.053
   359            5.054
   360            5.052
   361            5.051